electroCore™

A Commercial-Stage Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR



Corporate Presentation

January 2025

Forward Looking Statement

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements may be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results to be materially different from what we expect.

Quarterly results are provided on an as-reported basis, consistent with electroCore's quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission.

Investor
Highlights

A Commercial-Stage Bioelectronic Medicine & Wellness Company

First FDA-cleared non-invasive vagus nerve stimulator
- FDA Cleared for the prevention and treatment of primary headache in adults and adolescents
- Variety of products, price points, and business models for different end users

Rapidly Growing
- 5-year CAGR of 62%

Compelling and Improving Business Model
- ~85% gross margins
- Fixed G&A will remain flat; Sales and Marketing will scale with revenue growth (approximately 25% - 30% of sales)
- Incremental revenue dropping to the operating income line demonstrating increased operating leverage

Large and Growing Opportunity
- Primary headache estimated to affect more than 39M adults in the U.S.
- Expanding into consumer wellness and human performance markets
- Potential Prescription Pipeline includes PTSD, substance abuse, traumatic brain injury, Parkinson's and others

Structured for Growth and Profitability
- Proven management team
- Simple capital structure
- Well-capitalized, with $13.2M in cash/marketable securities and no debt at 9/30/24
- $12.2M in cash, restricted cash, cash equivalents, and marketable securities at 12/31/24

Revenue


$ Millions
$5.5
$8.6
$16.0
$25.2
2021
2022
2023
2024E*

* Unaudited preliminary actuals of 1/8/2025


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truvaga
gammaCore





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gammaCore
Sapphire

gammaCore

Sapphire™

1st FDA-cleared non-invasive vagus nerve stimulator

- Fast acting, comfortable, easy to use hand-held option
- FDA Cleared for the prevention and treatment of primary headache in adults and adolescents
- No drug-drug interactions or drug-like side effects
- Can be used as a stand-alone therapy or alongside existing treatments
- Can use multiple times per day or month
- Cost dominance in the first-year when gammaCore therapy is used in conjunction with standard of care as supported by UK NICE Guidance

Active Channels With Revenue Growth Opportunities

VA Hospitals	Driving Rx headache sales in the Department of Defense and Community Care Network through the roughly 1,300 Department of Veterans Affairs and Military Treatment Facilities	**$2.9B TAM[1]**
US Commercial	Growth in Rx headache in the U.S commercial channel driven by cash pay business models, clinic-based system adoption, and DME suppliers	**$101M TAM[1]**
Truvaga	Truvaga 350 and Truvaga Plus for general wellness available via eCommerce store	**$33B TAM[1]**
TAC-STIM	Commercial availability of TAC-STIM Human Performance for active-duty military	**$9.7B TAM[1]**
International	Continued sales in territories with favorable coverage decisions (NHS England, NHS Scotland, NHS Wales) while expanding territories with public reimbursement policies	

1. Sources on slide 24

nVNS – A Platform Technology

Rx Products	General Wellness	General Wellness


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Sapphire


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truvaga


TAC STIM
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truvaga

Meet Truvaga | Our Products | Vagus Nerve Science | Reviews | Blog | Support

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Meet the Truvaga Vagus Nerve Stimulators


truvaga

Truvaga Plus


truvaga

Truvaga 350

LEARN MORE

Transform the way you feel with Truvaga vagus nerve therapy. Our proven technology gently activates your vagus nerve, helping your body manage its “fight or flight” response with just a 2-minute session, day and night.

Reduce Stress | Improve Sleep | Restore Calm | Boost Clarity

Truvaga™ is a general wellness product and as such has not been evaluated by the US Food and Drug Administration. Truvaga products are not intended to diagnose, treat, cure, or prevent any disease or condition.

TAC-STIM

LEARN MORE

TAC-STIM has been developed with support from the 711th Human Performance Wing Performance Optimization Branch of the United States Air Force to provide:

- Accelerated Training
- Sustained Attention
- Reduced Fatigue
- Improved Mood

TAC-STIM


TAC STIM
Ready

TAC-STIM™ is a general wellness product and as such has not been evaluated by the US Food and Drug Administration. TAC-STIM products are not intended to diagnose, treat, cure, or prevent any disease or condition.

Prescription gammaCore – Pipeline of Possible Future Indications

- Primary Headache[1]
- Post-traumatic stress disorder[2,3]
- Opioid Use Disorder[2]
- Traumatic Brain Injury[2]
- Parkinson's Disease[2]
- Acute Stroke[2]
- Gastroparesis[2]

gammaCore is the only FDA-cleared non-invasive VNS therapy in primary headache

[1] Cleared indications, [2] Investigator Initiated Trials ongoing, [3]Breakthrough Designation

gammaCore (nVNS) currently is FDA-cleared for prevention of migraine and cluster headache, and acute treatment of migraine and episodic cluster headache, as well as the acute and preventive treatment of migraine in adolescents between 12 and 17 years of age

Proposed Acquisition of Quell® Technology

First and only high-dose wearable neuromodulation device for chronic pain


Q

ECOR to Acquire Quell Assets for Zero Cash Outlay/No Dilution

- ECOR to purchase outstanding shares of NURO for the equivalent of NURO's net cash
- NURO stockholders will also receive one non-tradeable contingent value right ("CVR") per share of NURO common stock owned, representing the right to receive:
    1. Certain future net proceeds from any divestiture of NURO's DPNCheck platform that is consummated prior to the closing of the transaction with electroCore and
    2. certain royalties, up to an aggregate maximum of $500,000, on net sales of prescription Quell® products over the first two years following the closing of the transaction.

Announced 12/17/24; Expected to close in April 2025, subject to certain customary closing conditions as outlined in public filings.

FDA-approved, non-invasive solution for fibromyalgia, a large, underserved market

- Symptom relief, beyond reduction in pain
- Drug free, no significant side effects
- Convenient, personalized treatment

- ECOR expects to leverage its sales channels, particularly VA
- Transaction is not expected to be materially dilutive to ECOR cash or equity at close

Broad Intellectual Property Portfolio

electroCore owns all intellectual property on which the technology relies

Expansive pioneering IP coverage of non-invasive, transdermal neuro-stimulation in the neck

We have patent coverage extending beyond 2037:

- High-frequency burst signals capable of passing comfortably through the skin
- Low-pass signal filtration that reduces signal harmonics that cause pain
- Growing digital health portfolio

>200

PATENTS AND PATENT APPLICATONS

~140 issued U.S. patents

~30 U.S. patent applications

~35 International patents and applications

Revenue Growth



Net Sales
$ in thousands
5-year TTM CAGR:
60.2%
$2,390
$3,496
$5,451
$8,592
$16,030
$25,200
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024 Expectations*

* Unaudited preliminary actuals of 1/8/2025

Summary Revenue by Quarter


Net Sales
$ in millions
$1.90
$2.16
$1.98
$2.56
$2.78
$3.55
$4.51
$5.19
$5.44
$6.14
$6.55
$7.07
Nine consecutive quarters of sequential revenue growth
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024*

* Unaudited preliminary actuals of 1/8/2025

Summary Net Cash Used in Operating Activities



Net Cash Used in Operating Activities
$ in millions
$4.78
$3.24
$4.61
$4.01
$5.86
$3.31
$2.37
$3.12
$2.56
$1.77
$1.36
$0.98
Cash used in operating activities continue to trend down
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024*

* Unaudited preliminary actuals of 1/8/2025

Capitalization Table

Fully diluted as of November 07, 2024
(in thousands)

Common Shares	6,555	
Pre-Funded Warrants	1,608	
Warrants	1,593	Average Exercise price = $5.37
Options	548	Average Exercise price = $31.39
Restricted and Deferred Stock Units	454	RSUs/DSUs which vest through January 2027
Total	**10,758**	

Experienced Management Team



Dan Goldberger
Chief Executive Officer

RMS Medical Products
XTANT Medical
synergy disc — Synergy Disc Replacement, Inc.
Sound Surgical Technologies LLC



Joshua Lev
Chief Financial Officer

HSBC
wellfleet partners, inc.
Aracle Capital, LLC



Peter Staats
Chief Medical Officer

Johns Hopkins School of Medicine
Premier Pain Centers

electroCore™



A Commercial-Stage Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR

Appendix

Benefits of nVNS (Non-invasive Vagus Nerve Stimulation)

- The vagus nerve affects multiple organs and systems
- Activates multiple mechanisms of action
- Evidence supports a variety of current and future treatment targets
- Personal use, pocket size, portable, easy to use, products
- Complementary to existing care



Brain
Vagus nerve
Lungs
Bronchia
Heart
Liver
Stomach
Kidney
Spleen
Small intestine
Large intestine

CNS: Reduces nociception, reduces cortical spreading depression, and other brain modulation effects; increases glymphatic flow

Cardiac: Reduces heart rate and blood pressure

Pulmonary: Increases bronchodilation

Hepatic: Regulation of gluconeogenesis

Gastrointestinal: Increases GI motility and secretions; satiation

Splenic: Detection and regulation of systemic inflammation

nVNS: An Integrative Mechanism of Action

There are multiple known mechanism of vagus nerve stimulation:

LEARN MORE


nVNS

NEUROPROTECTION
Decrease inflammation and protect brain integrity

PAIN MITIGATION
Decrease pain signaling and recognition

CORTICAL SPREADING DEPRESSION
Decreases hyperactive electrical patterns in the brain

NEUROTRANSMITTER BALANCE
Balance inhibitory and excitatory neurotransmitters, including serotonin, noradrenaline and glutamate

AUTONOMIC NERVOUS SYSTEM
Rebalance sympathetic and parasympathetic input

Global Approvals

FDA-Cleared Indications for the US

- The preventive treatment of migraine headache in adolescent (age 12 and older) and adult patients.
- The acute treatment of pain associated with migraine headache in adolescent (age 12 and older) and adult patients.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The acute treatment of pain associated with episodic cluster headache in adult patients.
- Treatment of hemicrania continua in adults.
- Treatment of paroxysmal hemicrania in adults.

US FDA guidance document titled: "General Wellness: Policy for Low-Risk Devices, Guidance for Industry and Food and Drug Administration Staff"

Meets the following two factors, and,

- Is intended for only general wellness use
- Presents a low risk to the safety of users and other persons

It's intended uses involve claims about sustaining or offering general improvement to functions associated with a general state of health that do not make any reference to diseases or conditions. Examples of these include, but are not limited to "claims" related to:

- relaxation or stress management (including claims to promote relaxation or manage stress)
- mental acuity (including claims to improve mental acuity, instruction following, concentration, problem-solving, multitasking, resource management, decision-making, logic, pattern recognition, or eye-hand coordination, as well as enhancing learning capacity)

CE Marks for the EU/EFTA/EEA and UK

- Acute and/or prophylactic treatment of primary headache (migraine, cluster headache, and hemicrania continua) and medication overuse headache in adults.
- Treatment or prevention of symptoms of reactive airway disease, including asthma, bronchoconstriction, exercise-induced bronchospasm, and COPD.
- Adjunctive therapy for adults to reduce the symptoms of certain anxiety and depression conditions (including panic disorder, posttraumatic stress disorder, obsessive-compulsive disorder, and major depressive disorder).
- Adjunctive therapy in the prevention of partial onset and generalized seizures associated with epilepsy in adults.
- Adjunctive therapy for adults to reduce the symptoms of gastric motility disorders and irritable bowel syndrome (including nausea, vomiting, bloating/distention, early satiety, and abdominal pain).

Health Canada License for Canada

- Acute and/or prophylactic treatment of migraine in adolescents and adults and cluster headache in adults.

ARTG Certificate for Australia

- Acute and/or prophylactic treatment of migraine, cluster headache, and hemicrania continua in adults.

Rx gammaCore Important Safety Information

gammaCore Sapphire™ (non-invasive vagus nerve stimulator) is intended to provide non-invasive vagus nerve stimulation (nVNS) on the side of the neck. gammaCore is indicated for:

- The preventive treatment of migraine headache in adolescent (age 12 and older) and adult patients.
- The acute treatment of pain associated with migraine headache in adolescent (age 12 and older) and adult patients.
- Adjunctive use for the preventive treatment of cluster headache in adult patients.
- The acute treatment of pain associated with episodic cluster headache in adult patients.
- Treatment of hemicrania continua in adults.
- Treatment of paroxysmal hemicrania in adults.

The effectiveness of gammaCore (nVNS) has not been established in the acute treatment of chronic cluster headache.

The long-term effects of the chronic use of the device have not been established.

gammaCore contraindications include but are not limited to:

- Patients that have an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic device
- Patients that have a metallic device such as a stent, bone plate, or bone screw implanted in or near the neck
- Patients that are using another device at the same time (e.g., TENS unit, muscle stimulator) or any portable electronic device (e.g., cell phone).

Safety and efficacy of gammaCore have not been evaluated in the following patients, and therefore gammaCore is NOT indicated for:

- Adolescent patients with congenital cardiac issues
- Patients diagnosed with narrowing of the arteries (carotid atherosclerosis)
- Patients who have undergone surgery for resection of the vagus nerve in the neck (cervical vagotomy)
- Pediatric patients (less than 12 years)
- Pregnant women
- Patients with clinically significant hypertension, hypotension, bradycardia or tachycardia

The long-term safety and effectiveness of the gammaCore device has not been demonstrated in adolescents 12-17 years of age. Due to hormonal and cognitive development changes in adolescents, this population should be closely monitored while using the device. The use of the device in this population is based on extrapolated data from a clinical study in adults.

- You must read the gammaCore Instructions for Use before using gammaCore
- Only use gammaCore as described in these Instructions for Use or as otherwise directed by your Healthcare Provider
- Only use an electroCore-approved electrode gel with gammaCore.

In the US, the FDA has not cleared gammaCore for the treatment of pneumonia and/or respiratory disorders, such as acute respiratory stress disorder associated with COVID-19.
Please refer to the gammaCore Instructions for Use for all of the important warnings and precautions before using or prescribing this product: www.gammacore.com
Please also see the instructions for Use for gammaCore CV for all the important warnings and precautions specific to gammaCore CV and its use pursuant to the Emergency Use Authorization (EUA): https://www.fda.gov/media/139970/download

Truvaga Warnings and Precautions

Warnings
Do not use Truvaga if:
- You have an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic product.
- You are using another product at the same time (e.g., TENS Unit, muscle stimulator).
- You are driving, operating machinery, or during any activity that may put patient at risk of injury.
- You are in the presence of strong electromagnetic fields, such as MRI scanners.
- You are in an explosive atmosphere or in the presence of flammable gas mixtures.
- You have an open wound, rash, infection, swelling, cut, sore, drug patch, or surgical scar(s) on the neck at the application site.
- You have wet skin, are in the water, or just stepped out of the water (e.g., shower, bath, pool).

It is not recommended to use Truvaga:
- If you have had surgery to cut the vagus nerve at the neck as it may not be effective.
- If you are younger than 12.
- If you are pregnant or breastfeeding.
- More than 24 times a day.

Precautions
- Truvaga should be used only as described in the User Manual.
- Only use a Truvaga-supplied conductive gel.
- Do not apply Truvaga across or through the head, directly on the eyes, covering the mouth, on the chest, on the upper back, or over the heart.
- Do not use Truvaga if there are signs of damage or defects.
- Do not use if the light is flashing green and "Err" is displayed on the screen when the product is turned on.
- Do not submerge Truvaga in water; it is not water resistant.
- Store in a safe location out of reach of children.

Users with sensitive skin may experience application site discomfort, irritation and/or redness. If you experience light-headedness, dizziness, chest pain, excessive skin irritation, local pain, face/head/neck area (including toothache), excessive muscle twitching, tingling, contractions, or other adverse reactions, DISCONTINUE USE. These reactions typically resolve after the session is complete; however, if it persists after the session, consult your physician.

Truvaga™ are general wellness products and as such have not been evaluated by the US Food and Drug Administration. Truvaga products are not intended to diagnose, treat, cure, or prevent any disease or condition.

TAC-STIM Warnings and Precautions

Warnings
Do not use Truvaga or TAC-STIM if:
- You have an active implantable medical device, such as a pacemaker, hearing aid implant, or any implanted electronic product.
- You are in an explosive atmosphere or in the presence of flammable gas mixtures.
- You have an open wound at the application site.

Precautions
- TAC-STIM should be used only as described in the User Guide.
- Do not use TAC-STIM if there are signs of damage or defects.
- Do not use if an error code is displayed on the screen when the product is turned on.
- Do not submerge TAC-STIM in water; it is not water resistant.

NOTE: There is no data on the use of TAC-STIM if you are pregnant or breastfeeding.

TAC-STIMTM, non-invasive Vagus Nerve Stimulator (nVNS) is a Low-Risk General Wellness Product. The product is not regulated by the US FDA and is not intended to treat or diagnose any medical condition or disease.

TAM Sources

Sources:
VHA Data: Migraine Is a Commonly Treated Condition Among Veterans (Nov. 2022) https://www.usmedicine.com/current-issue/vha-data-migraine-is-a-commonly-treated-condition-among-veterans/

https://www.polytrauma.va.gov/headache/

Stress:
US: https://www.grandviewresearch.com/industry-analysis/us-workplace-stress-management-market-report
Global: https://www.linkedin.com/pulse/global-stress-management-market-size-2031-future-trends-z0yff/
https://marketresearchpulse.com/report/9869/stress-management-market

Sleep Aids Market: https://www.marketresearchfuture.com/reports/sleep-aids-market-11738#:~:text=Global%20Sleep%20Aids%20Market%20Overview,period%20(2023%20%2D%202032).

Mental Performance: https://www.grandviewresearch.com/industry-analysis/us-brain-health-supplements-market-report

Physical Performance: https://www.grandviewresearch.com/industry-analysis/us-wellness-fitness-products-market-report#:~:text=The%20U.S.%20wellness%20%26%20fitness%20products,6.1%25%20from%202024%20to%202030.
https://usafacts.org/articles/how-many-people-are-in-the-us-military-a-demographic-overview/

Practicing chiropractors: https://www.acatoday.org/news-publications/newsroom/key facts/#:~:text=There%20are%20more%20than%2070%2C000,1%20and%20be%20state%20licensed.&text=Roughly%20another%203%2C000%20chiropractors%20work%20in%20academic%20and%20management%20roles.

Study: https://pmc.ncbi.nlm.nih.gov/articles/PMC5715542/#:~:text=The%20majority%20of%20chiropractors%20reported,migraine%20caseload%20(Table%202).
UK: https://www.england.nhs.uk/2020/01/improved-nhs-migraine-care/#:~:text=Health%20chiefs%20and%20other%20experts,million%20migraine%2Drelated%20sick%20days.
Scotland: https://www.scotpho.org.uk/media/1468/sbod2015-migraine.pdf